SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
_________________________________________________________
	2)	Form, Schedule or Registration Statement No.:
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_________________________________________________________
	4)	Date Filed:
_________________________________________________________

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

NVIT AllianzGI International Growth Fund	NVIT Emerging Markets Fund
NVIT BNY Mellon Core Plus Bond Fund (formerly, NVIT	NVIT Managed American Funds Asset Allocation Fund
Core Plus Bond Fund)	NVIT Mid Cap Index Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	NVIT Real Estate Fund
(formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)	NVIT S&P 500 Index Fund
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT	NVIT Allspring Discovery Fund (formerly, NVIT Wells
Mellon Dynamic U.S. Core Fund)	Fargo Discovery Fund)

(each, a “Fund,” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on:  March 31, 2022

To the shareholders of the Funds, each a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Funds, which will be held on March 31, 2022, at 10:00 A.M. Eastern Time, over the Internet in a virtual meeting format only, for the following purposes:

1.	To approve the use of a “manager of managers” structure for each Fund; and
2.	To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of each Fund as of the close of business of the New York Stock Exchange on January 5, 2022, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of each Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to each matter presented at the Meeting.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Funds in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). This Notice is expected to be delivered by Nationwide Life and the other Participating Insurance Companies to Contract Owners who do not invest directly in or hold shares of a Fund, but who, by virtue of their ownership of the contracts or policies, have a beneficial interest in the Fund as of the record date, so that, with respect to special meetings of shareholders, they may instruct Nationwide Life and the other Participating Insurance Companies, as applicable, how to vote the shares of the Fund underlying their contracts or policies.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof.

Due to concerns regarding the coronavirus or COVID-19, the Trust will hold the Meeting over the Internet in a virtual meeting format only.  You will not be able to attend the Meeting in person.    We encourage you to cast your vote prior to the Meeting.

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/nvit/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than March 29, 2022, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/nvit/broadridgevsm/ submit their name and newly issued control number in order to register to participate in and vote at the Meeting.  After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Accessing the Virtual Meeting – If you wish to attend the Meeting via conference call, please send an email to ____________@______.com. Please use the e-mail subject line “Nationwide Funds Special Meeting,” and include in your email your full name along with your request for the conference line number. You will be sent a link to register to attend the Meeting.  Requests to attend the Meeting via conference call must be received no later than _:00 p.m. Eastern Time, on _____________, 2022.

If you plan to attend the Meeting via conference call, you will have the opportunity to (i) listen to the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided on the proxy card you received.
By Order of the Board of Trustees of the Trust,

Stephen R. Rimes
Secretary, Nationwide Variable Insurance Trust
January __, 2022

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card (or voting instruction form). Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote during the Meeting, as provided in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MARCH 31, 2022

The Notice of Special Meeting of Shareholders and Proxy Statement
are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

PROXY MATERIALS

NVIT AllianzGI International Growth Fund	NVIT Emerging Markets Fund
NVIT BNY Mellon Core Plus Bond Fund (formerly, NVIT	NVIT Managed American Funds Asset Allocation Fund
Core Plus Bond Fund)	NVIT Mid Cap Index Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	NVIT Real Estate Fund
(formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)	NVIT S&P 500 Index Fund
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT	NVIT Allspring Discovery Fund (formerly, NVIT Wells
Mellon Dynamic U.S. Core Fund)	Fargo Discovery Fund)

To the shareholders of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

A Special Meeting of the Shareholders of the Funds will be held over the Internet in a virtual format only on March 31, 2022 at 10:00 A.M. Eastern Time (the “Meeting”). You are being asked to approve the use of a “manager of managers” structure for each Fund (the “Proposal”). This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended, has unanimously approved the Proposal described in the following pages. The Board recommends unanimously that you vote FOR the Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by telephone or over the Internet. Simply call the toll-free number or visit the website indicated on your Proxy Card (or voting instruction form) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting.

If you have any questions before you vote, please call the Trust at 800-848-0920. You also may receive a telephone call from the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares. Thank you in advance for considering this Proposal and for promptly returning your Proxy Card (or voting instruction form).

Due to concerns regarding the coronavirus or COVID-19, the Trust will hold the Meeting over the Internet in a virtual meeting format only.  You will not be able to attend the Meeting in person.  If you wish to attend the Meeting via conference call, please send an email to ____________@______.com. Please use the e-mail subject line “Nationwide Funds Special Meeting,” and include in your email your full name along with your request for the conference line number. You will be sent a link to register to attend the Meeting.  Requests to attend the Meeting via conference call must be received no later than _:00 p.m. Eastern Time, on _____________, 2022.

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/nvit/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than March 29, 2022, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/nvit/broadridgevsm/ submit their name and newly issued control number in order to register to participate in and vote at the Meeting.  After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or over the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

Table of Contents
IMPORTANT SHAREHOLDER INFORMATION	7
Who is asking for my vote?	7
What proposal am I being asked to vote on?	7
What is a “manager of managers” structure?	7
Why am I being asked to vote on the “manager of managers” structure at this time?	7
If it is implemented, how will shareholders benefit from the “manager of managers” structure?	8
Is a change of any Fund’s subadviser currently contemplated?	8
Would approval of the Proposal cause the investment management fees paid by a Fund to increase?	8
Who will pay the expenses of the Proposal?	8
How does the Board recommend that I vote?	8
How many votes am I entitled to cast?	8
How do I vote my shares?	9
How do I sign the Proxy Card/voting instruction form?	9
How can I find more information on the Proposal?	9
THE PROPOSAL: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE FOR EACH FUND	10
How does this proposal affect my right to vote on subadvisory agreements?	13
What are the benefits to the Funds?	13
What did the Board consider in reviewing this proposal?	14
VOTING INFORMATION	14
Who is entitled to vote?	14
What constitutes a quorum?	15
What happens if a quorum is not present?	15
What vote is required to approve the Proposal?	15
What happens if shareholders of a Fund do not approve the Proposal?	16
How do I ensure my vote is accurately recorded?	16
How will the shareholder voting be handled?	16
May I revoke my proxy or voting instruction?	17
What other matters will be voted upon at the Meeting?	17
What other solicitations will be made?	18
Who will pay the expenses of the Proposal?	18
How do I submit a shareholder proposal?	18
PRINCIPAL HODERS OF SHARES AS OF RECORD DATE	19
MORE INFORMATION ABOUT THE TRUST	19
EXHIBITS TO PROXY STATEMENT	21
EXHIBIT A	22

IMPORTANT SHAREHOLDER INFORMATION

Following is a brief overview of the proposal to be voted upon at the Meeting by shareholders of the Funds; the owners of variable life insurance policies or variable annuity contracts are entitled to give voting instructions to the shareholders of the Funds.  Your vote is important.  Please read the full text of the Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call the Trust at 1-800-848-0920 (toll-free). We appreciate your decision to invest with the Trust and look forward to helping you achieve your financial goals.

The Funds issue and sell their shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”),  and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Funds, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of one or more Funds and is entitled to vote its shares of each Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Funds in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). For the limited purpose of this proxy statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to Nationwide Life and the other Participating Insurance Companies as the direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Who is asking for my vote?

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT AllianzGI International Growth Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT Emerging Markets Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Mid Cap Index Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund and NVIT Allspring Discovery Fund (each, a “Fund”) to be held on March 31, 2022, or any adjournments thereof.

What proposal am I being asked to vote on?

You are being asked to consider and approve a proposal for the use of a “manager of managers” structure for each Fund of which you are a shareholder (the “Proposal”).

What is a “manager of managers” structure?

The proposed “manager of managers” structure would permit Nationwide Fund Advisors (“NFA”), as the Funds’ investment adviser, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval.

Why am I being asked to vote on the “manager of managers” structure at this time?

The Funds have had a “manager of managers” structure in place since inception that permits NFA, subject to certain conditions, including approval of the Board, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval.  Recently, the SEC began permitting insurance companies to conduct substitutions of funds in their products without the need for filing an application, as long as any such substitution meets certain conditions (the “New SEC Relief”).  One of the conditions of the New SEC Relief is that following a substitution, a Fund agrees not to rely on the “manager of managers” structure until such time that the Fund’s shareholders has approved its reinstatement.

 Nationwide Life Insurance Company, certain of its affiliated insurance companies, and the Trust recently conducted a substitution of shares of certain mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution”). The Substitution occurred on November 12, 2021 and in accordance with the New SEC Relief, no changes to the management structure of the Funds have occurred since that time, nor are any changes currently contemplated. However, in order to obtain the benefits of the “manager of managers” structure for each Fund, you are now being asked to approve the Proposal.

If it is implemented, how will shareholders benefit from the “manager of managers” structure?

The “manager of managers” structure is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. In particular, the Board believes that the reapproval of the “manager of managers” structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint a new subadviser; and (2) potentially enhance Fund performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among one or more subadvisers.

Is a change of any Fund’s subadviser currently contemplated?

No change of subadviser for any Fund currently is contemplated. Nonetheless, regardless of whether shareholders approve the Proposal, NFA and the Board may, at some time in the future, seek to change the current subadviser or to add a new subadviser to a Fund. You are being asked to approve the Proposal because the “manager of managers” structure is intended to enable each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval at such time that NFA and the Board believe that a change of subadviser, or the addition of a new subadviser, would benefit the Fund and its shareholders.

Would approval of the Proposal cause the investment management fees paid by a Fund to increase?

No. Approval of the “manager of managers” structure would not affect the investment management fees paid by a Fund, or change NFA’s responsibilities to a Fund.

Who will pay the expenses of the Proposal?

The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Funds (and therefore the Funds’ shareholders).

How does the Board recommend that I vote?

The Board recommends that you vote to approve the Proposal.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Funds that you own at the close of business on the New York Stock Exchange on the record date. The record date is January 5, 2022.

How do I vote my shares?

 You can vote your shares:
(1) by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or
(2) over the Internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card or voting instruction form, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 1-800-848-0920 (toll-free).

How do I sign the Proxy Card/voting instruction form?

Please sign exactly as your name appears on the Proxy Card (or voting instruction form). When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?

If you would like more information or have any questions regarding the Proposal, please call the Trust at 800-848-0920.  In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of a Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF

NVIT AllianzGI International Growth Fund	NVIT Emerging Markets Fund
NVIT BNY Mellon Core Plus Bond Fund (formerly, NVIT	NVIT Managed American Funds Asset Allocation Fund
Core Plus Bond Fund)	NVIT Mid Cap Index Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	NVIT Real Estate Fund
(formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)	NVIT S&P 500 Index Fund
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT	NVIT Allspring Discovery Fund (formerly, NVIT Wells
Mellon Dynamic U.S. Core Fund)	Fargo Discovery Fund)

NATIONWIDE VARIABLE INSURANCE TRUST

TO BE HELD ON MARCH 31, 2022

This Proxy Statement solicits proxies to be voted at a Special Meeting of the Shareholders (the “Meeting”) of the series listed above (each, a “Fund”), each a series of Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust. At the Meeting, shareholders of the Funds will be asked to consider and approve the use of a “manager of managers” structure for each Fund of which you are a shareholder (the “Proposal”).  The principal office of the Trust is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215. You can reach the offices of the Trust by telephone by calling 800-848-0920. The Proxy Statement also is available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.
The Meeting will be held over the Internet in a virtual meeting format on March 31, 2022 at 10:00 A.M., Eastern Time. The Board of Trustees (the “Board”), on behalf of the Trust, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about February __, 2022.
This Proxy Statement is also being furnished by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”),  and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.
For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in a Fund through their Variable Contracts as well as to Nationwide Life or other Participating Insurance Companies.

THE PROPOSAL: TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE FOR EACH FUND

Introduction

The Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) for a “manager of managers” structure that generally permits its investment adviser, Nationwide Fund Advisors (“NFA”), subject to approval of the Board, to (i) hire, replace or terminate an unaffiliated subadviser, (ii) revise a subadvisory agreement with an unaffiliated subadviser, and (iii) allocate and reallocate a Fund’s assets among one or more subadvisers, each without the approval of shareholders (the “Manager of Managers Order”). Absent such relief, shareholder approval would generally be required by Section 15 of the Investment Company Act of 1940, as amended

(the “1940 Act”) to make such subadviser changes. Each of the Funds commenced operations on various dates in reliance on the Manager of Managers Order, as disclosed at such times in each Fund’s then-current prospectus.

Nationwide Life and the Trust recently conducted a substitution of shares of certain mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution”).  Recently, and as further described below, the SEC began permitting insurance companies to conduct substitutions of funds in their products without the need for filing an application, as long as any such substitution meets certain conditions (the “New SEC Relief”).  As a condition to participating in the Substitution, the New SEC Relief requires that, after the date on which the Substitution transaction (the “Substitution Transaction”) were to occur, a Fund would not rely on the “manager of managers” structure until such structure has been reapproved by such Fund’s shareholders. The Substitution Transaction occurred on November 12, 2021.  Shareholders of the Funds are now being asked to vote to approve reimplementation of a “manager of managers” structure in reliance on the Manager of Managers Order (the “Manager of Managers Structure”).

Applicable Law and the Manager of Managers Order

Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a fund, its investment adviser and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities. Therefore, under normal circumstances, a fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser’s subadvisory agreement terminates because of an “assignment.” The Manager of Managers Order permits NFA, as the Funds’ investment adviser, and subject to Board approval, to generally appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of a Fund without shareholder approval. The Manager of Managers Order is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements.

Pursuant to the current investment advisory agreement between the Trust and NFA (the “Investment Advisory Agreement”), NFA, subject to the supervision of the Board and approval of shareholders, serves as each Fund’s investment adviser. As such, NFA provides for, or arranges for the provision of, among other things, the management of the assets of each Fund and the decisions to purchase and sell securities on behalf of the Funds. NFA is permitted under the Investment Advisory Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which NFA is responsible under such Investment Advisory Agreement. Where NFA delegates investment advisory duties to a subadviser, NFA (i) has overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determines the allocation of assets among one or more subadvisers; and (iii) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. Approval and use by a Fund of the Manager of Managers Structure would enable NFA to hire and replace an unaffiliated subadviser, or materially amend a subadvisory agreement with an unaffiliated subadviser, or reallocate a Fund’s assets among existing subadvisers, without shareholder approval. Approval of the Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval, or change NFA’s responsibilities to a Fund.

Recently, the SEC granted the Trust and NFA an additional exemptive order that permits the Board to approve a subadvisory agreement, or to approve a material amendment to an existing subadvisory agreement, without complying with the “in-person meeting” requirement of Section 15(c) of the 1940 Act (the “Approval Meeting Order”).  Under the Approval Meeting Order, the Board is permitted to approve a new subadvisory agreement, or a material amendment to an existing subadvisory agreement, at a meeting in which Board members may participate by any means of communication that allows Board members participating to hear each other simultaneously during the meeting.  In granting the Approval Meeting Order, the SEC recognized that market conditions may change or investment opportunities may arise such that NFA may wish to make a subadviser change during the three- or four-month period between Board meeting dates, yet the additional costs and the attendant difficulty in obtaining the necessary quorum for an unscheduled in-person Board meeting may be impractical.  The Approval Meeting Order is intended to enable NFA and the Trust to act more quickly and with less expense to add or replace subadvisers when the Board and NFA believe that a subadviser change would benefit a Fund.

The Substitution

Shares of the Funds are offered to separate accounts of Nationwide Life to fund benefits of Variable Contracts that Nationwide Life issues. Each Variable Contract’s prospectus contains provisions reserving Nationwide Life’s right to substitute shares of one underlying mutual fund available as an investment option (“Underlying Fund Option”) for shares of another Underlying Fund Option if either (i) shares of the current Underlying Fund Option are no longer available for purchase by the separate account or (ii) in the judgment of Nationwide Life, further investment in the current Underlying Fund Option is inappropriate in view of the purposes of the Variable Contract.  Section 26(c) of the 1940 Act generally requires an insurance company, in order to exercise such contractual rights, to obtain an order from the SEC approving the substitution.  Nevertheless, in a Commission Statement issued February 23, 2021 (the “Commission Statement”), the SEC stated that an insurance company could conduct a substitution without obtaining an order so long as the terms and conditions of the proposed substitution were substantially similar to those approved by a prior substitution order obtained by the insurance company since January 1, 2004.  Because many of the Underlying Fund Options at issue in prior substitution orders that Nationwide Life received had not been subject to manager-of-managers exemptive relief similar to that which the Manager of Managers Order provides the Funds, the SEC required, as a condition to granting such prior substitution orders, that after the date on which the substitution were to occur, no series of the Trust that had participated in the substitution would change subadvisers, retain any new subadviser, or otherwise rely on the Manager of Managers Order without first obtaining shareholder approval of either the new subadviser or a Manager of Managers Structure that relies on the Manager of Managers Order.

On November 12, 2021, Nationwide Life exercised its contractual rights and, pursuant to the Commission Statement, conducted the Substitution, replacing certain Underlying Fund Options with the Funds.  Similar to previous substitutions, many of the Underlying Fund Options were not subject to manager-of managers relief.  This means that, since November 12, 2021, NFA is not able to hire or replace an unaffiliated subadviser (or otherwise materially amend a contract with an existing unaffiliated subadviser) with respect to the Funds, or reallocate assets among a Fund’s existing subadvisers, without shareholder approval.

Approval of Reinstatement of Manager of Managers Structure

Shareholders of the Funds are requested in this proxy solicitation to approve each Fund’s reimplementation of the Manager of Managers Structure that relies on the Manager of Managers Order. Reimplementation by a Fund of the Manager of Managers Structure would enable NFA to:

•	hire and replace an unaffiliated subadviser;
•	materially amend a subadvisory agreement with an unaffiliated subadviser; or
•	reallocate a Fund’s assets among existing subadvisers;

each without shareholder approval. Any such action would continue to require approval by a majority of the Board, including a majority of the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act. The Manager of Managers Structure would not:

•	permit investment management fees paid by a Fund to be increased without shareholder approval; or
•	change NFA’s responsibilities to a Fund.

At the Board’s December 8, 2021 meeting, the Board, including the Independent Trustees, upon the recommendation of NFA, unanimously approved each Fund’s reimplementation of the Manager of Managers Structure, subject to shareholder approval. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements.

No change of subadviser for any Fund currently is contemplated. Nonetheless, regardless of whether shareholders approve the Proposal, NFA and the Board may, at some time in the future, seek change the current subadviser or to add a new subadviser to a Fund. NFA and the Board believe that the reinstatement of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser; and (2) potentially enhance Fund performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among itself and one or more subadvisers— for example, to engage a subadviser with a different investment style

Based on the above, the Board, on NFA’s recommendation, is hereby soliciting shareholder approval of the reinstatement of the Manager of Managers Structure, in reliance on the Manager of Managers Order, with respect to each Fund.

How does this proposal affect my right to vote on subadvisory agreements?

If the Proposal is approved, NFA would be permitted to appoint and replace unaffiliated subadvisers for a Fund, enter into and make amendments to subadvisory agreements with unaffiliated subadvisers, and reallocate a Fund’s assets among existing subadvisers, without first obtaining shareholder approval. In all cases, (i) the Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) NFA’s responsibilities to a Fund would remain unchanged; and (iii) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Subadvisory agreements with subadvisers that are affiliated with NFA, if any, would fall outside the provisions of the Manager of Managers Order and remain subject to the shareholder approval requirement.

What are the benefits to the Funds?

NFA informed the Board that it believes it is in the best interests of each Fund’s shareholders to allow NFA the maximum flexibility to appoint, supervise and replace unaffiliated subadvisers, amend subadvisory agreements with unaffiliated subadvisers, and reallocate assets among existing subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and NFA have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund’s shareholders). If shareholders approve the Proposal to authorize a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser when the Board and NFA believe that the appointment would benefit the Fund and its shareholders.

Although shareholder approval of new subadvisory agreements, material amendments to existing subadvisory agreements and the reallocation of assets among existing subadvisers is not required under the proposed Manager of

Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders’ interests are protected whenever NFA seeks to select a new subadviser, modify a subadvisory agreement or reallocate a Fund’s assets among existing subadvisers. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements, any modifications to existing subadvisory agreements and all reallocations of assets among existing subadvisers. In reviewing new subadvisory agreements or changes to existing subadvisory arrangements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations.

What did the Board consider in reviewing this proposal?

The Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure with respect to the Funds:

(1) A Manager of Managers Structure will enable NFA to employ subadvisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a Fund may invest and the styles in which they are invested;

(2) A Manager of Managers Structure will enable NFA to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

(3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers;

(4) NFA would be directly responsible for (i) establishing procedures to monitor a subadviser’s compliance with the Funds’ investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers;

(5) No subadviser could be appointed, removed or replaced without Board approval; and

(6) The Funds already had in place, prior to November 12, 2021, an existing “manager of managers” structure and that reapproval is only necessary due to conditions imposed by the SEC in permitting the Substitution.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of each Fund at the close of business on January 5, 2022 (the “Record Date”) will be entitled to vote at the Meeting.  The total outstanding shares of each Fund entitled to vote as of the Record Date are set forth below.

Fund	Number of Shares Outstanding
NVIT AllianzGI International Growth Fund . . .	29,710,908.648
NVIT BNY Mellon Core Plus Bond Fund . . .	178,714,127.562

NVIT BNY Mellon Dynamic U.S. Equity Income Fund . . .	30,855,601.463
NVIT BNY Mellon Dynamic U.S. Core Fund . . .	117,168,061.733
NVIT Emerging Markets Fund . . .	42,469,021.437
NVIT Managed American Funds Asset Allocation Fund . . .	239,031,500.590
NVIT Mid Cap Index Fund . . .	47,331,203.706
NVIT Real Estate Fund . . .	30,593,726.645
NVIT S&P 500 Index Fund . . .	108,488,571.145
NVIT Allspring Discovery Fund . . .	62,080,141.385

What constitutes a quorum?

With respect to actions to be taken by the shareholders of a Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (as described below under “How Will The Shareholder Voting Be Handled?”) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

What happens if a quorum is not present?

If, in the unlikely event that quorum is not present at the Meeting, virtually or by proxy, as described above, then a majority of the votes cast by shareholders of a Fund present virtually or by proxy at the Meeting may adjourn the Meeting with respect to the Fund. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present virtually or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

What vote is required to approve the Proposal?

Each Fund will vote separately for the Proposal and approval of the Proposal for one Fund is not dependent on the approval of the Proposal for the other Fund. With respect to each Fund, the Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting duly called if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund will vote separately on the Proposal and it is possible that none of the Funds, only certain Funds, or all of the Funds vote to approve the Proposal.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Life Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve the Proposal. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to the Funds’ shareholders and to Contract Owners.

What happens if shareholders of a Fund do not approve the Proposal?

If shareholders of a Fund vote against the Proposal, that Fund will not be able to rely on the Manager of Managers Structure.

How do I ensure my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote at that time or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card (or voting instruction form) or by going to the Internet address provided on the Proxy Card (or voting instruction form) and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to a Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Life Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

How will the shareholder voting be handled?

Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What happens if a quorum Is not present?”

Due to concerns regarding the coronavirus or COVID-19, the Meeting will be held virtually solely by means of remote communication.  If you wish to attend the Meeting via conference call, please send an email to ____________@______.com. Please use the e-mail subject line “Nationwide Funds Special Meeting,” and include in your email your full name along with your request for the conference line number. You will be sent a link to register to attend the Meeting.  Requests to attend the Meeting via conference call must be received no later than _:00 p.m. Eastern Time, on _____________, 2022.

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/nvit/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than March 29, 2022, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/nvit/broadridgevsm/ submit their name and newly issued control number in order to register to participate in and vote at the Meeting.  After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

If you plan to attend the Meeting via conference call, you will have the opportunity to (i) listen to the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided on the proxy card you received.

If your shares are held of record by a broker-dealer, you may still attend the Meeting, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record.  Legal proxies must be submitted to _________@___.com by [_:00] p.m. Eastern time on _______, 2022.

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from Contract Owners having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect to such shares. Nationwide Life and each Participating Insurance Company, as the shareholder of record of all of the Trust’s shares, will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

May I revoke my proxy or voting instruction?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting at that time.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the Proxy Card (or voting instruction form). Variable Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Board.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Funds as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders or Contract Owners, as applicable, at an anticipated estimated cost of $500,000, including out-of-pocket expenses, which will be borne by the Trust as described below. Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?

The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Funds (and therefore the Funds’ shareholders).

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund, or class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit A attached to this Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of any Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

MORE INFORMATION ABOUT THE TRUST

The Trust

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. There are currently __ funds that comprise the Trust with various share classes.

Nationwide Fund Advisors

Nationwide Fund Advisors (“NFA”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215, manages the investment of the Funds’ assets and supervises the daily business affairs of each fund of the Trust. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

Administration, Transfer Agency and Fund Accounting Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM’s address is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

Distributor

Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Funds. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A—Principal Holders of Shares as of January 5, 2022

As of the Record Date, shareholders of record of 5% or more of the outstanding shares of each Fund were as follows:

EXHIBIT A

Principal Holders of Shares as of January 5, 2022

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,428,523.974	27.21%
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,225,801.329	36.14%
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,897,485.473	21.26%
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	19,293,161.873	92.82%
NVIT ALLIANZGI INTERNATIONAL GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,421,563.861	6.84%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS I	NATIONWIDE INSURANCE COMPANY	COLUMBUS	OH	43218	189,054.633	6.50%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	1,595,577.852	54.82%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	198,802.640	6.83%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	495,111.434	17.01%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	57,032.597	23.61%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	153,311.590	63.48%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	31,182.143	12.91%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	15,336,080.985	11.93%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MODERATE	COLUMBUS	OH	43215	27,612,889.127	21.49%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL BALANCED	COLUMBUS	OH	43215	28,056,879.091	21.83%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	22,846,318.125	17.78%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	10,012,832.937	7.79%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL CONSERVATIVE	COLUMBUS	OH	43215	13,006,117.067	10.12%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS Y	NVIT CARDINAL MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	7,640,084.965	5.95%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,236,485.695	6.88%
NVIT BNY MELLON CORE PLUS BOND FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	42,774,937.302	90.91%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,875,510.279	14.36%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,991,013.530	45.87%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,092,537.235	16.02%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	769,363.090	5.89%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	851,043.395	6.52%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,044,635.420	95.17%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	233,113.428	6.73%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	250,900.748	7.24%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,418,092.329	40.94%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	902,407.580	26.05%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	311,986.587	9.01%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS Z	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	658,237.295	6.53%
NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND CLASS Z	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	9,204,539.816	91.31%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,655,953.172	5.55%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,502,957.440	10.14%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	22,437,627.167	26.77%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	25,229,817.443	30.10%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	13,871,292.666	16.55%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	29,852,911.319	89.55%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS II	NATIONWIDE INSURANCE COMPANY	COLUMBUS	OH	43218	2,253,675.357	6.76%
NVIT EMEGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	971,583.637	22.24%
NVIT EMEGING MARKETS FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	1,194,266.255	27.34%
NVIT EMEGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	240,205.366	5.50%
NVIT EMEGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	784,547.422	17.96%
NVIT EMEGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	526,942.460	12.06%
NVIT EMEGING MARKETS FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,116,115.502	88.76%
NVIT EMEGING MARKETS FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	826,795.691	10.31%
NVIT EMEGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS CAP APPRECIATION FUND	COLUMBUS	OH	43215	4,691,697.514	16.79%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT EMEGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	3,776,630.251	13.51%
NVIT EMEGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	7,114,209.514	25.45%
NVIT EMEGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	3,857,055.759	13.80%
NVIT EMEGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43215	4,099,241.243	14.67%
NVIT EMEGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND	COLUMBUS	OH	43215	1,721,770.079	6.16%
NVIT EMEGING MARKETS FUND CLASS D	AMERICAN SKANDIA LIFE ASSURANCE CORP CLASS SAQ	NEWARK	NJ	07102	1,556,064.498	72.97%
NVIT EMEGING MARKETS FUND CLASS D	PRUCO LIFE INSURANCE COMPANY OF ARIZONA	NEWARK	NJ	07102	341,688.525	16.02%
NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	214,477,252.788	89.73%
NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	21,951,521.222	9.18%
NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,090,418.453	9.32%
NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,227,015.866	12.75%
NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	15,185,809.081	45.79%
NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,965,404.419	8.94%
NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,334,899.124	16.09%
NVIT MID CAP INDEX FUND CLASS II	GREAT-WEST LIFE & ANNUITY	GREENWOOD VILLAGE	CO	80111	155,637.651	7.92%
NVIT MID CAP INDEX FUND CLASS II	GREAT-WEST LIFE & ANNUITY	GREENWOOD VILLAGE	CO	80111	136,369.204	6.94%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT MID CAP INDEX FUND CLASS II	GREAT-WEST LIFE & ANNUITY	GREENWOOD VILLAGE	CO	80111	494,214.009	25.14%
NVIT MID CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	118,191.973	6.01%
NVIT MID CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	860,789.060	43.78%
NVIT MID CAP INDEX FUND CLASS Y	EFFERSON NATIONAL LIFE INSURANCE COMPANY	LOUISVILLE	KY	40223	1,277,218.408	10.47%
NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43218	1,005,952.823	8.24%
NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS CAP APPRECIATION FUND	COLUMBUS	OH	43218	1,449,195.284	11.88%
NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43218	2,160,415.005	17.70%
NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND	COLUMBUS	OH	43218	2,938,320.901	24.08%
NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND	COLUMBUS	OH	43218	1,464,098.196	12.00%
NVIT MID CAP INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43218	827,203.052	6.78%
NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	1,822,552.367	9.47%
NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,774,135.947	24.81%
NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,933,858.168	30.83%
NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,173,674.616	21.69%
NVIT REAL ESTATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,065,830.573	88.70%
NVIT REAL ESTATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,136,575.764	10.02%
NVIT S&P 500 INDEX FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	5,110,358.183	24.11%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NVIT S&P 500 INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	14,187,501.854	66.93%
NVIT S&P 500 INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	68,445,134.523	97.20%
NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE	COLUMBUS	OH	43218	899,277.181	9.67%
NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,874,659.109	84.68%
NVIT S&P 500 INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	40223	6,913,166.093	91.30%
NVIT S&P 500 INDEX FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	409,243.918	5.41%
NVIT ALLSPRING DISCOVERY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,737,849.528	8.25%
NVIT ALLSPRING DISCOVERY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,575,442.960	14.51%
NVIT ALLSPRING DISCOVERY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	19,098,460.557	42.15%
NVIT ALLSPRING DISCOVERY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,139,461.573	15.76%
NVIT ALLSPRING DISCOVERY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,225,573.337	11.53%
NVIT ALLSPRING DISCOVERY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,575,212.065	9.39%
NVIT ALLSPRING DISCOVERY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	14,422,018.337	86.01%